UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2024

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 23, 2024, four proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement. The final results for the votes regarding the proposals are set forth below.

Proposal #1: Election of directors.

Trustmark’s shareholders elected the eleven directors named below to serve until the 2025 annual shareholders’ meeting or until their successors have been elected and qualified. The votes cast for each of the eleven directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Against	Abstain	Broker Non-Votes
Adolphus B. Baker	43,133,247	2,016,183	95,607	7,512,119
William A. Brown	44,943,025	201,374	100,638	7,512,119
Augustus L. Collins	44,941,574	233,622	69,841	7,512,119
Tracy T. Conerly	43,820,034	1,324,297	100,706	7,512,119
Duane A. Dewey	44,753,132	388,890	103,015	7,512,119
Marcelo Eduardo	43,796,817	1,345,133	103,087	7,512,119
J. Clay Hays, Jr., M.D.	43,769,906	1,398,156	76,975	7,512,119
Gerard R. Host	44,599,123	549,924	95,990	7,512,119
Harris V. Morrissette	44,940,669	197,219	107,149	7,512,119
Richard H. Puckett	39,319,259	5,852,513	73,265	7,512,119
William G. Yates III	44,784,418	389,808	70,811	7,512,119

Proposal #2: Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement. The votes regarding Proposal #2 were as follows:

For	Against	Abstain	Broker Non-Votes
44,339,380	763,172	142,485	7,512,119

Proposal #3: Approval of the Trustmark Corporation Stock and Incentive Compensation Plan.

Trustmark’s shareholders approved the Trustmark Corporation Stock and Incentive Compensation Plan, attached as Annex A to the Proxy Statement. The votes regarding Proposal #3 were as follows:

For	Against	Abstain	Broker Non-Votes
43,088,919	1,955,838	200,280	7,512,119

Proposal #4: Ratification of the selection of Crowe LLP.

Trustmark’s shareholders ratified the selection of Crowe LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2024. The votes regarding Proposal #4 were as follows:

For	Against	Abstain	Broker Non-Votes
51,867,409	752,696	137,051	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	April 24, 2024